UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2010

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3900 Paseo del Sol, Suite A311
Santa Fe, NM	87507
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (505)-216-0725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

Grant of Warrants

On May 28, 2010, Quantum Solar Power Corp. (the “Company”) approved a reduction in price on its Regulation S private placement from $2.00 to $1.00 per share.

On September 27, 2010, the Company’s Board of Directors approved the issuance of 370,000 warrants to shareholders who had purchased shares at a price of $2.00 per share. Each warrant entitles the holder to purchase a common share of the Company at $0.01 per share. The warrants expire on October 25, 2010.

This will enable the previous investors who exercise the warrants to have an average price per share substantially the same as those purchasing shares under the adjusted price.

The Warrants will be granted to persons who are not “U.S. Persons” as defined under Regulation S of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.
Date: September 29, 2010
	By:	/s/ Daryl J. Ehrmantraut
		Name:	Daryl J. Ehrmantraut
		Title:	President and Chief Executive Officer